UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2026
_________________________
Lamb Weston Holdings, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-37830	61-1797411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 S. Rivershore Lane		83616
Eagle, Idaho		(Zip Code)
(Address of principal executive offices)
(208) 938-1047
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $1.00 par value	LW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.
As previously disclosed, Lamb Weston, Inc. (“Lamb Weston”), a wholly owned subsidiary of Lamb Weston Holdings, Inc. (the “Company”), and several other defendants have been named in a putative class action that was filed by private plaintiffs in the U.S. District Court for the District of Oregon, alleging that the defendants’ business operations contributed to excessive nitrate levels in the groundwater for the lower Umatilla River basin in Eastern Oregon. On November 11, 2026, Lamb Weston entered into a settlement agreement with the plaintiffs pursuant to which Lamb Weston will pay $25 million into a settlement fund. The fund is intended to assist homeowners and others in the region in obtaining property enhancements including deeper wells, water filtration systems, and funds to pay water bills for residents who connect to city water systems. Lamb Weston expects to pay into the settlement fund in the second half of the Company’s fiscal year 2027, subject to the U.S. District Court’s approval of the settlement agreement. The Company had accrued for this estimated expense as a current liability as of August 30, 2026, as previously reported in its Quarterly Report on Form 10-Q as filed on October 6, 2026. The settlement does not include any admission of liability or wrongdoing, and Lamb Weston continues to dispute the claims in this matter.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws. Words such as “will,” “intend,” “expects,” “continues,” and variations of such words and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include statements regarding the settlement agreement, including the timing of payment. These forward-looking statements are based on management’s current expectations and are subject to uncertainties and changes in circumstances. Readers of this report should understand that these statements are not guarantees of performance or results. Many factors could affect these forward-looking statements and actual results and cause them to vary materially from the expectations contained in the forward-looking statements. For a discussion of these and other risks and uncertainties, refer to the Company’s reports filed from time to time with the Securities and Exchange Commission, including “Risk Factors” in the Company’s most recent Annual Report on Form 10-K. The Company cautions readers not to place undue reliance on any forward-looking statements included in this report, which speak only as of the date of this report. The Company undertakes no responsibility for updating these statements, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

	By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: General Counsel and Chief Compliance Officer
Date: November 12, 2026